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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 6, 2002

                               -------------------

                         CONCENTRA OPERATING CORPORATION
             (Exact name of Registrant as specified in its charter)

            Nevada                     001-15699                75-2822620
       (State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

        5080 Spectrum Drive
       Suite 400 - West Tower                                     75001
           Addison, Texas                                       (Zip code)
       (Address of principal
         executive offices)


       Registrant's telephone number, including area code: (972) 364-8000

                                 Not Applicable
                  (former address if changed since last report)


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Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1     Press Release of the Registrant dated August 6, 2002

Item 9. Regulation FD Disclosure

See the press release attached hereto as Exhibit 99.1 dated August 6, 2002, announcing Concentra Operating Corporation's financial results for the quarter and six month period ended June 30, 2002.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CONCENTRA OPERATING CORPORATION
                                (Registrant)


                                By:         /s/ Richard A. Parr II
                                     -------------------------------------------
                                Name:  Richard A. Parr II
                                Title: Executive Vice President, General Counsel
                                       & Secretary

Date:    August 14, 2002

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER

99.1     Press Release of the Registrant dated August 6, 2002